THE LORD ABBETT FAMILY OF FUNDS*

Supplement dated August 1, 2014
to the Summary Prospectuses

You should read this supplement in conjunction with your Fund’s summary prospectus, which discusses the Fund’s minimum initial and additional investment requirements.

The following sentence is added as the penultimate sentence in the paragraph preceding the table in the section of the summary prospectus titled “Purchase and Sale of Fund Shares.”

There is no minimum initial investment for Invest-A-Matic accounts held directly with the Funds, including IRAs.

Please retain this document for your future reference.

*This supplement does not apply to Lord Abbett Series Fund.